EXHIBIT 23.2


                          Independent Auditors' Consent


The Board of Directors
RSI Systems, Inc.

We consent to the use of our report incorporated herein by reference in this Form S-8 Registration Statement.


                                          /s/ KPMG Peat Marwick LLP

                                          KPMG Peat Marwick LLP



Minneapolis, Minnesota
August 26, 1998